Exhibit 32.1

e-SMART® TECHNOLOGIES, INC.

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of e-Smart® Technologies, Inc. on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on May 27, 2009 (the “Report”), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Certified Services, Inc.

Dated: May 27, 2009

/s/ Mary A. Grace, President
Chief Executive Officer

Dated: May 27, 2009

/s/ Mary A. Grace, President
Chief Financial Officer